MET INVESTORS SERIES TRUST

VAN KAMPEN COMSTOCK PORTFOLIO

Supplement Dated July 27, 2010

to

Prospectus Dated May 1, 2010

This Supplement is made as of July 27, 2010 to the Prospectus of Met Investors Series Trust (the “Trust”) dated May 1, 2010 relating to the Van Kampen Comstock Portfolio (the “Portfolio”).

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Effective immediately, all references to Morgan Stanley Investment Management Inc. and MSIM are replaced with Invesco Advisers, Inc. and Invesco, respectively.

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Effective immediately, the last three sentences of the section “PORTFOLIO SUMMARY:—Management—Subadviser” on page 5 of the Prospectus are deleted in their entirety.

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Effective immediately, the section “PORTFOLIO SUMMARY:—Management—Portfolio Managers” on page 5 of the Prospectus is replaced in its entirety with the following:

Portfolio Managers. Kevin C. Holt (lead manager) and Jason S. Leder, Devin E. Armstrong, James N. Warwick and Matthew Seinsheimer, Portfolio Managers, have managed the Portfolio since 2005, 2005, 2007, 2007 and June 2010, respectively. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—Portfolio Management” in the Statement of Additional Information.

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Effective immediately, the fourth through the seventh paragraphs appearing in the section “ADDITIONAL INFORMATION ABOUT MANAGEMENT—The Subadviser” on pages 12 and 13 of the Prospectus regarding the subadviser and portfolio managers to the Portfolio are replaced in their entirety with the following:

INVESCO ADVISERS, INC., 1555 Peachtree, N.E., Atlanta, GA 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of March 31, 2010, Invesco Ltd. managed approximately $419.6 billion in assets.

On June 1, 2010, Invesco Ltd. acquired certain portions of the asset management business of Morgan Stanley Investment Management Inc. (“Morgan Stanley”). As of that date, Invesco replaced Morgan Stanley as the subadviser to the Portfolio. The sale and change in subadviser did not result in any changes to the Portfolio’s portfolio managers, investment objective or investment strategies.

The Portfolio is currently managed by Invesco’s Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include Kevin C. Holt, Jason S. Leder, Devin E. Armstrong, James N. Warwick and Matthew Seinsheimer.

Mr. Holt, Lead Manager, has been associated with Invesco and/or its affiliates since June 2010. Mr. Holt was associated with Morgan Stanley in an investment management capacity from 1999 to June 2010. As lead manager of the Portfolio, Mr. Holt is responsible for the execution of the overall strategy of the Portfolio.

Mr. Leder, Portfolio Manager, has been associated with Invesco and/or its affiliates since June 2010. Mr. Leder was associated with Morgan Stanley in an investment management capacity from 1995 to June 2010.

Mr. Armstrong, Portfolio Manager, has been associated with Invesco and/or its affiliates since June 2010. Mr. Armstrong was associated with Morgan Stanley in an investment management capacity from July 2007 to June 2010. From August 2004 to July 2007, he was associated with Morgan Stanley in a research capacity.

Mr. Warwick, Portfolio Manager, has been associated with Invesco and/or its affiliates since June 2010. Mr. Armstrong was associated with Morgan Stanley in an investment management capacity from 2002 to June 2010.

Mr. Seinsheimer, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1998.

Van Kampen Comstock Portfolio

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